SCHWAB FUNDS

SCHWAB CAPITAL TRUST (THE “TRUST”)

Schwab Fundamental Emerging Markets Index Fund

Supplement dated January 24, 2011 to the
Prospectus dated February 28, 2010
as amended July 2, 2010

The second paragraph under the heading “Investment strategy” of the Prospectus is deleted and replaced in its entirety with the following:

It is the fund’s policy that, under normal circumstances, it will invest at least 80% of its net assets in stocks included in the Index, including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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